WESTERN ASSET SMASh SERIES CORE COMPLETION FUND

Schedule of investments (unaudited)	May 31, 2021

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MORTGAGE-BACKED SECURITIES - 48.9%
FHLMC - 8.5%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	5/1/50	$29,025,769	$30,659,628
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	10/1/50-2/1/51	875,606	912,952
Federal Home Loan Mortgage Corp. (FHLMC)	2.000%	11/1/50-5/1/51	1,688,257	1,710,055
Federal Home Loan Mortgage Corp. (FHLMC)	1.500%	3/1/51	593,936	577,940

Total FHLMC				33,860,575

FNMA - 35.0%
Federal National Mortgage Association (FNMA)	2.000%	6/1/36	6,800,000	7,025,519	(a)
Federal National Mortgage Association (FNMA)	4.000%	7/1/50	28,974,998	31,299,670
Federal National Mortgage Association (FNMA)	2.500%	10/1/50-3/1/51	1,565,148	1,629,439
Federal National Mortgage Association (FNMA)	2.000%	3/1/51-4/1/51	1,393,495	1,410,424
Federal National Mortgage Association (FNMA)	2.500%	6/1/51-8/1/51	49,500,000	51,123,727	(a)
Federal National Mortgage Association (FNMA)	3.000%	6/1/51-8/1/51	45,000,000	46,950,581	(a)

Total FNMA				139,439,360

GNMA - 5.4%
Government National Mortgage Association (GNMA) II	2.000%	12/20/50-3/20/51	3,369,683	3,431,034
Government National Mortgage Association (GNMA) II	2.000%	6/1/51	10,200,000	10,371,928	(a)
Government National Mortgage Association (GNMA) II	2.500%	6/1/51	7,600,000	7,870,730	(a)

Total GNMA				21,673,692

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $195,276,270)				194,973,627

SOVEREIGN BONDS - 15.0%
Chile - 1.6%
Chile Government International Bond, Senior Notes	3.100%	5/7/41	3,320,000	3,235,871
Chile Government International Bond, Senior Notes	3.100%	1/22/61	3,600,000	3,296,340

Total Chile				6,532,211

See Notes to Schedule of Investments.

Western Asset SMASh Series Core Completion Fund 2021 Quarterly Report	1

WESTERN ASSET SMASh SERIES CORE COMPLETION FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2021

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Colombia - 2.9%
Colombia Government International Bond, Senior Notes	3.250%	4/22/32	$11,890,000	$11,502,386

Israel - 0.5%
State of Israel, Senior Notes	3.375%	1/15/50	1,830,000	1,905,226

Kazakhstan - 0.4%
Kazakhstan Government International Bond, Senior Notes	4.875%	10/14/44	1,300,000	1,606,989	(b)

Panama - 3.3%
Panama Government International Bond, Senior Notes	3.160%	1/23/30	2,000,000	2,097,520
Panama Government International Bond, Senior Notes	2.252%	9/29/32	4,600,000	4,421,796
Panama Government International Bond, Senior Notes	4.300%	4/29/53	6,000,000	6,480,060

Total Panama				12,999,376

Peru - 1.9%
Peruvian Government International Bond, Senior Notes	2.783%	1/23/31	1,500,000	1,507,515
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	4,580,000	6,003,739

Total Peru				7,511,254

Poland - 0.8%
Republic of Poland Government International Bond, Senior Notes	4.000%	1/22/24	3,100,000	3,387,485

Russia - 2.5%
Russian Foreign Bond - Eurobond, Senior Notes	5.625%	4/4/42	7,800,000	9,897,599	(c)

United Arab Emirates - 1.1%
Abu Dhabi Government International Bond, Senior Notes	3.125%	9/30/49	4,500,000	4,458,150	(b)

TOTAL SOVEREIGN BONDS (Cost - $63,983,819)				59,800,676

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 14.3%
U.S. Government Obligations - 14.3%
U.S. Treasury Bonds	1.625%	11/15/50	8,930,000	7,632,359
U.S. Treasury Bonds	1.875%	2/15/51	12,630,000	11,487,379
U.S. Treasury Bonds	2.375%	5/15/51	8,020,000	8,177,894
U.S. Treasury Notes	0.750%	3/31/26	3,370,000	3,367,367
U.S. Treasury Notes	1.250%	3/31/28	1,080,000	1,081,519
U.S. Treasury Notes	1.250%	4/30/28	2,640,000	2,640,000
U.S. Treasury Notes	1.250%	5/31/28	18,960,000	18,942,225	(d)
U.S. Treasury Notes	0.625%	8/15/30	810,000	745,485
U.S. Treasury Notes	1.125%	2/15/31	3,320,000	3,179,419

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $57,025,597)				57,253,647

See Notes to Schedule of Investments.

2	Western Asset SMASh Series Core Completion Fund 2021 Quarterly Report

WESTERN ASSET SMASh SERIES CORE COMPLETION FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2021

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (e) - 11.2%
BANK, 2017-BNK7 C	4.047%	9/15/60	$818,000	$877,236	(f)
BF Mortgage Trust, 2019-NYT B (1 mo. USD LIBOR + 1.400%)	1.501%	12/15/35	1,250,000	1,252,878	(b)(f)
BHMS, 2018-ATLS D (1 mo. USD LIBOR + 2.250%)	2.351%	7/15/35	280,000	279,615	(b)(f)
BX Commercial Mortgage Trust, 2019-XL A (1 mo. USD LIBOR + 0.920%)	1.021%	10/15/36	7,372,676	7,389,444	(b)(f)
CSAIL Commercial Mortgage Trust, 2017-C8 C	4.310%	6/15/50	2,500,000	2,598,982	(f)
CSMC Trust, 2019-ICE4 B (1 mo. USD LIBOR + 1.230%)	1.331%	5/15/36	1,480,000	1,483,027	(b)(f)
DBJPM Mortgage Trust, 2016-C1 C	3.331%	5/10/49	1,250,000	1,224,680	(f)
GS Mortgage Securities Corp. II, 2018-SRP5 A (1 mo. USD LIBOR + 1.300%)	1.401%	9/15/31	1,040,000	965,829	(b)(f)
GS Mortgage Securities Corp. II, 2018-SRP5 B (1 mo. USD LIBOR + 2.500%)	2.601%	9/15/31	130,000	99,519	(b)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN BFX	3.065%	1/16/37	7,320,000	7,577,209	(b)
Morgan Stanley Capital I Trust, 2017-H1 C	4.281%	6/15/50	755,000	789,746	(f)
Morgan Stanley Capital I Trust, 2018-MP A	4.276%	7/11/40	10,500,000	11,826,862	(b)(f)
Morgan Stanley Capital I Trust, 2018-SUN A (1 mo. USD LIBOR + 0.900%)	1.001%	7/15/35	2,830,000	2,836,621	(b)(f)
RBS Commercial Funding Inc. Trust, 2013- GSP A	3.834%	1/15/32	4,760,000	5,076,289	(b)(f)
Tharaldson Hotel Portfolio Trust, 2018-THL D (1 mo. USD LIBOR + 2.150%, 2.000% floor)	2.256%	11/11/34	267,326	260,961	(b)(f)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $42,926,963)				44,538,898

CORPORATE BONDS & NOTES - 9.2%
COMMUNICATION SERVICES - 1.0%
Interactive Media & Services - 0.5%
Tencent Holdings Ltd., Senior Notes	3.595%	1/19/28	2,000,000	2,161,954	(b)

Wireless Telecommunication Services - 0.5%
America Movil SAB de CV, Senior Notes	3.125%	7/16/22	2,000,000	2,056,581

TOTAL COMMUNICATION SERVICES				4,218,535

See Notes to Schedule of Investments.

Western Asset SMASh Series Core Completion Fund 2021 Quarterly Report	3

WESTERN ASSET SMASh SERIES CORE COMPLETION FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2021

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CONSUMER DISCRETIONARY - 0.7%
Internet & Direct Marketing Retail - 0.7%
Prosus NV, Senior Notes	4.027%	8/3/50	$2,770,000	$2,648,356	(b)

ENERGY - 1.7%
Oil, Gas & Consumable Fuels - 1.7%
Ecopetrol SA, Senior Notes	5.875%	5/28/45	2,000,000	2,075,000
Petroleos del Peru SA, Senior Notes	5.625%	6/19/47	4,640,000	4,800,962	(b)

TOTAL ENERGY				6,875,962

MATERIALS - 4.3%
Chemicals - 2.2%
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	2,000,000	2,223,740	(b)
Equate Petrochemical BV, Senior Notes	2.625%	4/28/28	2,870,000	2,892,854	(b)
Orbia Advance Corp. SAB de CV, Senior Notes	1.875%	5/11/26	1,800,000	1,813,140	(b)
Orbia Advance Corp. SAB de CV, Senior Notes	2.875%	5/11/31	1,700,000	1,692,010	(b)

Total Chemicals				8,621,744

Metals & Mining - 1.4%
Corp. Nacional del Cobre de Chile, Senior Notes	3.700%	1/30/50	3,100,000	3,107,685	(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,000,000	2,427,000

Total Metals & Mining				5,534,685

Paper & Forest Products - 0.7%
Suzano Austria GmbH, Senior Notes	6.000%	1/15/29	2,500,000	2,959,250

TOTAL MATERIALS				17,115,679

UTILITIES - 1.5%
Electric Utilities - 1.5%
Abu Dhabi National Energy Co. PJSC, Senior Notes	2.000%	4/29/28	3,620,000	3,645,666	(b)
Abu Dhabi National Energy Co. PJSC, Senior Notes	3.400%	4/29/51	2,370,000	2,441,100	(b)

TOTAL UTILITIES				6,086,766

TOTAL CORPORATE BONDS & NOTES (Cost - $38,016,490)				36,945,298

See Notes to Schedule of Investments.

4	Western Asset SMASh Series Core Completion Fund 2021 Quarterly Report

WESTERN ASSET SMASh SERIES CORE COMPLETION FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2021

SECURITY	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	VALUE
PURCHASED OPTIONS - 0.1%
EXCHANGE-TRADED PURCHASED OPTIONS - 0.1%
U.S. Treasury 10-Year Notes Futures, Call @ $131.50	6/25/21	79	$79,000	$65,422
U.S. Treasury 10-Year Notes Futures, Put @ $132.00	6/25/21	13	13,000	7,719
U.S. Treasury 10-Year Notes Futures, Put @ $131.75	6/25/21	13	13,000	6,297
U.S. Treasury Long-Term Bonds Futures, Call @ $157.50	6/25/21	9	9,000	7,734
U.S. Treasury Long-Term Bonds Futures, Call @ $156.00	6/25/21	94	94,000	152,750
U.S. Treasury Long-Term Bonds Futures, Call @ $156.50	6/25/21	13	13,000	17,469
TOTAL PURCHASED OPTIONS (Cost - $218,382)				257,391

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $397,447,521)				393,769,537

	RATE		SHARES
SHORT-TERM INVESTMENTS - 33.7%
BNY Mellon Cash Reserve Fund (Cost - $134,217,026)	0.010%		134,217,026	134,217,026

TOTAL INVESTMENTS - 132.4% (Cost - $531,664,547)				527,986,563
Liabilities in Excess of Other Assets - (32.4)%				(129,055,181)

TOTAL NET ASSETS - 100.0%				$398,931,382

(a)	This security is traded on a to-be-announced (“TBA”) basis. At May 31, 2021, the Fund held TBA securities with a total cost of $123,451,473.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)	Securities traded on a when-issued or delayed delivery basis.

(e)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

See Notes to Schedule of Investments.

Western Asset SMASh Series Core Completion Fund 2021 Quarterly Report	5

WESTERN ASSET SMASh SERIES CORE COMPLETION FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2021

Abbreviation(s) used in this schedule:

LIBOR	— London Interbank Offered Rate
PJSC	— Private Joint Stock Company
USD	— United States Dollar

SCHEDULE OF WRITTEN OPTIONS
EXCHANGE-TRADED WRITTEN OPTIONS
SECURITY		EXPIRATION DATE	STRIKE PRICE		CONTRACTS	NOTIONAL AMOUNT	VALUE
Eurodollar 2-Year Midcurve Futures, Call		12/10/21	$99.13		98	$245,000	$(37,363)
Eurodollar 2-Year Midcurve Futures, Put		12/10/21	98.75		92	230,000	(23,575)
U.S. Treasury 5-Year Notes Futures, Call		6/25/21	123.50		67	67,000	(35,070)
U.S. Treasury 5-Year Notes Futures, Call		6/25/21	123.75		67	67,000	(23,555)
U.S. Treasury 5-Year Notes Futures, Call		6/25/21	124.00		92	92,000	(19,406)
U.S. Treasury 5-Year Notes Futures, Put		6/25/21	123.50		66	66,000	(11,344)
U.S. Treasury 10-Year Notes Futures, Call		6/4/21	131.75		78	78,000	(31,688)
U.S. Treasury 10-Year Notes Futures, Call		6/25/21	132.00		112	112,000	(59,500)
U.S. Treasury 10-Year Notes Futures, Call		6/25/21	132.50		266	266,000	(78,969)
U.S. Treasury 10-Year Notes Futures, Call		6/25/21	133.00		269	269,000	(42,031)
U.S. Treasury 10-Year Notes Futures, Call		7/23/21	132.00		130	130,000	(101,563)
U.S. Treasury 10-Year Notes Futures, Call		7/23/21	132.50		132	132,000	(70,125)
U.S. Treasury 10-Year Notes Futures, Put		6/25/21	131.50		39	39,000	(15,234)
U.S. Treasury Long-Term Bonds Futures, Call		6/4/21	156.00		39	39,000	(38,391)
U.S. Treasury Long-Term Bonds Futures, Call		6/25/21	157.00		71	71,000	(77,656)
U.S. Treasury Long-Term Bonds Futures, Call		6/25/21	158.00		190	190,000	(130,625)
U.S. Treasury Long-Term Bonds Futures, Call		6/25/21	159.00		13	13,000	(5,484)

TOTAL EXCHANGE-TRADED WRITTEN OPTIONS (Premiums received - $893,108)							$(801,579)

OTC WRITTEN OPTIONS
	COUNTERPARTY
Interest rate swaption, Call	Goldman Sachs Group Inc.	6/1/21	175.00	bps	3,262,000	$3,262,000	$(4)
Interest rate swaption, Call	Goldman Sachs Group Inc.	6/1/21	175.00	bps	3,703,000	3,703,000	(4)
Interest rate swaption, Put	Goldman Sachs Group Inc.	6/1/21	225.00	bps	3,262,000	3,262,000	(1)
Interest rate swaption, Put	Goldman Sachs Group Inc.	6/1/21	225.00	bps	3,703,000	3,703,000	(1)

TOTAL OTC WRITTEN OPTIONS (Premiums received - $178,136)							$(10)

TOTAL WRITTEN OPTIONS (Premiums received - $1,071,244)							$(801,589)

Abbreviation(s) used in this schedule:

bps	— basis point spread (100 basis points = 1.00%)

See Notes to Schedule of Investments.

6	Western Asset SMASh Series Core Completion Fund 2021 Quarterly Report

WESTERN ASSET SMASh SERIES CORE COMPLETION FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2021

At May 31, 2021, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	65	9/23	$16,101,049	$16,119,187	$18,138
90-Day Eurodollar	3,673	12/23	908,488,911	909,434,800	945,889
U.S. Treasury 10-Year Notes	137	9/21	18,074,128	18,075,438	1,310
U.S. Treasury Ultra Long-Term Bonds	253	9/21	46,498,071	46,868,250	370,179

					1,335,516

Contracts to Sell:
90-Day Eurodollar	408	6/21	101,823,968	101,875,050	(51,082)
90-Day Eurodollar	1,109	12/21	276,625,784	276,764,813	(139,029)
U.S. Treasury 2-Year Notes	952	9/21	210,033,868	210,139,126	(105,258)
U.S. Treasury 5-Year Notes	319	9/21	39,510,933	39,508,648	2,285
U.S. Treasury Long-Term Bonds	314	9/21	48,879,436	49,150,813	(271,377)

					(564,461)

Net unrealized appreciation on open futures contracts					$771,055

At May 31, 2021, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
$10,450,000	5/13/22	3.450%*	CPURNSA*	—	$38,820
33,790,000	5/13/23	2.940%*	CPURNSA*	—	141,632
136,046,000	12/18/25	3-Month LIBOR quarterly	1.100% semi-annually	—	(715,556)
44,240,000	5/13/26	CPURNSA*	2.750%*	$32,854	13,612
19,367,000	11/15/27	0.780% semi-annually	3-Month LIBOR quarterly	94,481	350,013
57,026,000	2/15/28	1.250% semi-annually	3-Month LIBOR quarterly	68,824	(176,189)
31,232,000	2/15/28	1.350% semi-annually	3-Month LIBOR quarterly	30,445	(342,305)
6,122,000	2/15/47	1.600% semi-annually	3-Month LIBOR quarterly	36,046	451,451

See Notes to Schedule of Investments.

Western Asset SMASh Series Core Completion Fund 2021 Quarterly Report	7

WESTERN ASSET SMASh SERIES CORE COMPLETION FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2021

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
	$7,739,000	2/15/47	2.000% semi-annually	3-Month LIBOR quarterly	$114,085	$(90,515)
	3,474,000	6/3/51	2.000% semi-annually	3-Month LIBOR quarterly	36,130	(50,796)

Total	$349,486,000				$412,865	$(379,833)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Markit CDX.NA.IG.36 Index	$39,011,000	6/20/26	1.000% quarterly	$953,429	$817,116	$136,313

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	One time payment made at termination date.

Abbreviation(s) used in this table:

CPURNSA	— U.S. CPI Urban Consumers NSA Index
LIBOR	— London Interbank Offered Rate

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

8	Western Asset SMASh Series Core Completion Fund 2021 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset SMASh Series Core Completion Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA. LMPFA and the subadvisers do not charge investment management fees to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

9

Notes to Schedule of Investments (unaudited) (continued)

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

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Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Mortgage-Backed Securities	—	$194,973,627	—	$194,973,627
Sovereign Bonds	—	59,800,676	—	59,800,676
U.S. Government & Agency Obligations	—	57,253,647	—	57,253,647
Collateralized Mortgage Obligations	—	44,538,898	—	44,538,898
Corporate Bonds & Notes	—	36,945,298	—	36,945,298
Purchased Options	$257,391	—	—	257,391

Total Long-Term Investments	257,391	393,512,146	—	393,769,537

Short-Term Investments†	—	134,217,026	—	134,217,026

Total Investments	$257,391	$527,729,172	—	$527,986,563

Other Financial Instruments:
Futures Contracts‡	$1,337,801	—	—	$1,337,801
Centrally Cleared Interest Rate Swaps‡	—	$995,528	—	995,528
Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection‡	—	136,313	—	136,313

Total Other Financial Instruments	$1,337,801	$1,131,841	—	$2,469,642

Total	$1,595,192	$528,861,013	—	$530,456,205

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Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$801,579	—	—	$801,579
OTC Written Options	—	$10	—	10
Futures Contracts‡	566,746	—	—	566,746
Centrally Cleared Interest Rate Swaps‡	—	1,375,361	—	1,375,361

Total	$1,368,325	$1,375,371	—	$2,743,696

†	See Schedule of Investments for additional detailed categorizations.

‡	Reflects the unrealized appreciation (depreciation) of the instruments.

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